ACR Multi-Strategy Quality Return (MQR) Fund
Class A Shares
(Ticker Symbol: MQRAX)
Class I Shares
(Ticker Symbol: MQRIX)

A series of Investment Managers Series Trust II (the "Trust")

Supplement dated March 3, 2017, to the
Prospectus and Statement of Additional Information (“SAI”) dated April 1, 2016.

For the period from inception to January 26, 2017, Alpine Investment Management LLC (“AIM”) served as investment advisor to the ACR Multi-Strategy Quality Return (MQR) Fund (the “Fund”).  Since January 26, 2017, ACR Alpine Capital Research, LLC, a newly-formed wholly-owned subsidiary of AIM, has served as the Trust’s investment advisor.  In addition, Mark Unferth and Neel Shah have been added as portfolio managers to the Fund.  Accordingly, the Fund’s Prospectus and SAI have been revised as follows:

All references to Alpine Investment Management LLC as investment advisor of the Fund are replaced with ACR Alpine Capital Research, LLC.

The paragraph under the heading entitled “Portfolio Managers” on page 7 of the Prospectus is deleted in its entirety and replaced with the following:

Nicholas Tompras, CFA, Chief Executive Officer and Chief Investment Officer, Willem Schilpzand, CFA, Portfolio Manager, Tim Piechowski, CFA, Portfolio Manager, Mark Unferth, Portfolio Manager, and Neel Shah, Portfolio Manager, are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Tompras, Mr. Schilpzand and Mr. Piechowski have served as portfolio managers of the Fund since its inception in December 2014. Mr. Unferth and Mr. Shah have served as portfolio managers of the Fund since February 2017.

The first paragraph under the heading entitled “Investment Advisor” on page 18 of the Prospectus is deleted in its entirety and replaced with the following:

Alpine Investment Management LLC (“AIM”), a Missouri limited liability company (formerly d/b/a ACR Alpine Capital Research (“ACR Alpine Capital Research” or “ACR”)) formed in 1999 which maintains its principal offices at 8000 Maryland Avenue, Suite 700, Clayton, Missouri 63105, initially acted as the investment advisor to the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Trust.  ACR Alpine Capital Research, LLC (“ACR LLC” or the “Advisor”), a Delaware limited liability company formed on December 12, 2016 and a wholly-owned subsidiary of AIM, succeeded to AIM’s registration with the U.S. Securities and Exchange Commission and the Advisory Agreement on January 26, 2017.  The Advisor’s principal offices are located at 8000 Maryland Avenue, Suite 700, Clayton, Missouri 63105.  The Advisor provided investment advisory services to approximately $3.3 billion in assets for private investment funds, financial intermediaries and institutions as of January 31, 2017.

The first paragraph under the heading entitled “Portfolio Managers” beginning on page 18 of the Prospectus is deleted in its entirety and replaced with the following:

Nicholas Tompras, Willem Schilpzand, Tim Piechowski, Mark Unferth and Neel Shah are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

The following paragraphs are added under the heading entitled “Portfolio Managers” beginning on page 18 of the Prospectus:

Mark Unferth. Mr. Unferth is a Portfolio Manager for the Advisor. Mr. Unferth joined ACR in January 2017. Prior to joining the Advisor, he co-founded Alder Hill Management, a cross-capital structure hedge fund, and previously spent five years as a Portfolio Manager at CQS where he was head of distressed debt strategies. Mr. Unferth has also served as a Principal at Columbus Hill Capital Management, a Portfolio Manager at Metropolitan West Asset Management and a Managing Director in the Leveraged Finance Group at Credit Suisse. He holds an MBA in Finance from the University of Rochester and a BA in Economics from the University of North Carolina at Chapel Hill.

Neel Shah. Mr. Shah is a Portfolio Manager for the Advisor. Mr. Shah joined ACR in January 2017. Prior to joining the Advisor, he was a Portfolio Manager at BlueMountain Capital Management, a multi-strategy hedge fund manager, where he focused primarily on the real estate sector and special situations. Mr. Shah also served as a Vice President and spent several years at Oaktree Capital Management, following positions at Sorin Capital Management and iStar Financial (a spinoff of Starwood Capital). He earned an MSc in Real Estate Economics and Finance from the London School of Economics, where he graduated first in his class, and a BS in Economics from the Wharton School of the University of Pennsylvania, with concentrations in Finance and Management.

The following is added to the section entitled “Other Accounts Managed by the Portfolio Managers” beginning on page B-45 of the SAI:

Information for Mr. Unferth and Mr. Shah is provided as of January 31, 2017.

Mark Unferth
			With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets ($)	Number of Accounts	Total Assets ($)
Registered Investment Companies	0	$0	0	$0
Other Pooled Investments	0	$0	0	$0
Other Accounts	0	$0	0	$0

Neel Shah
			With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets ($)	Number of Accounts	Total Assets ($)
Registered Investment Companies	0	$0	0	$0
Other Pooled Investments	0	$0	0	$0
Other Accounts	0	$0	0	$0

The following is added to the chart under the heading entitled “Ownership of the Fund by the Portfolio Manager” on page B-46 of the SAI:

Name of Portfolio Manager	Dollar Range of Securities in the Fund (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 - $500,000, $500,001 - $1,000,000, Over $1,000,000)
Mark Unferth*	None
Neel Shah*	None

*	As of January 31, 2017.

Please file this Supplement with your records.